SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 23, 2003

(Date of Report)

AT&T WIRELESS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16567	91-1379052

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Address of Principal Executive Offices, including Zip Code)

(425) 580-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

99.1	Press Release dated July 23, 2003.
99.2	Earnings Commentary dated July 23, 2003.

Item 9.	Regulation FD Disclosure

         The information included in this section is intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216. The information included in the section is also intended to be furnished and not filed pursuant to Regulation FD.

         On July 23, 2003, AT&T Wireless Services, Inc. announced financial results for the second quarter of 2003. The press release is attached hereto as Exhibit 99.1. The Earnings Commentary is attached as Exhibit 99.2.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T WIRELESS SERVICES, INC.

Dated: July 23, 2003	By /s/ Benjamin F. Stephens Benjamin F. Stephens Assistant Secretary

Exhibit Index

99.1	AT&T Wireless Press Release dated July 23, 2003.
99.2	AT&T Wireless Earnings Commentary dated July 23, 2003.